UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

BBQ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 100, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

DAVE
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into Material Definitive Agreements.

Barrio Queen Acquisition

On March 14, 2022, the Company announced the signing of an Asset Purchase Agreement (“the APA”), dated March 10, 2022, by and between BQ Concepts, LLC, an Arizona limited liability company, and a wholly-owned subsidiary of BBQ Holdings, Inc. (“the Buyer”), and L & S Culinary Concepts, LLC, an Arizona limited liability company, Barrio Culinary Concepts, LLC, an Arizona limited liability company, BCC Desert Ridge, LLC, an Arizona limited liability company, BCC Tempe Marketplace LLC, an Arizona limited liability company, BCC Queen Creek Marketplace, LLC, an Arizona limited liability company, BCC Heritage Market Place, LLC, an Arizona limited liability company, BCC Glendale, LLC, an Arizona limited liability company, BCC Avondale Park 10, LLC, an Arizona limited liability company, and BCC Prasada West, LLC, an Arizona limited liability (collectively and severally, “ the Seller”) to purchase substantially all of the assets of the restaurant business known as Barrio Queen.

Barrio Queen consists of seven existing locations and one location under development and will be purchased for a cash purchase price of $28,000,000. The Company is expected to fund the transaction with cash on hand and debt financing.

The APA contains representations, warranties, covenants and agreements as are customary for a transaction of this size and nature. Closing of the transaction will be contingent upon, among other things, the accuracy of representations and warranties and the satisfaction of other customary closing conditions. The Company expects the transaction to close within the next 45 days.

Item 2.02.  Results of Operations and Financial Condition.

On March 14, 2022, the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the financial results for the Company’s fourth quarter and fiscal year 2021.

The information set forth in Item 2.02 of this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

BBQ Holdings, Inc. (the “Company”) has prepared an updated investor presentation containing certain information and financial highlights. Representatives of the Company intend to present some of or all of this presentation to current and prospective investors at various conferences and meetings. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by referenced.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Asset purchase agreement dated March 10, 2022
99.1	Press Release Dated March 14, 2022

99.2	Investor Presentation
Exhibit 104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: March 14, 2022	By:	/s/ Jason Schanno
Name: Jason Schanno
Title: Chief Financial Officer